Exhibit 99.2
Blucora, Inc.
Supplemental Information
December 31, 2016

Blucora Consolidated Financial Results (1)

(in thousands except %s and per share amounts, rounding differences may exist)	2014		2015						2016
	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31
	pro forma		pro forma	pro forma	pro forma	pro forma	pro forma		as reported	as reported	as reported	as reported	as reported
Segment revenue:
Wealth Management (1)	$304,854		$76,795	$80,834	$79,977	$82,133	$319,739		$77,291	$76,117	$80,088	$83,050	$316,546
Tax Preparation (2)	103,719		81,068	30,900	2,875	2,865	117,708		88,474	43,991	3,149	3,751	139,365
Total	$408,573		$157,863	$111,734	$82,852	$84,998	$437,447		$165,765	$120,108	$83,237	$86,801	$455,911
Segment income (loss): (3)
Wealth Management (1)	$40,314		$8,647	$10,617	$11,488	$12,245	$42,997		$10,906	$9,924	$11,628	$13,838	$46,296
Tax Preparation (2)	49,696		44,145	19,890	(2,542)	(4,509)	56,984		47,573	29,796	(4,382)	(6,090)	66,897
Total	$90,010		$52,792	$30,507	$8,946	$7,736	$99,981		$58,479	$39,720	$7,246	$7,748	$113,193
Segment income (loss) % of revenue:
Wealth Management (1)	13%		11%	13%	14%	15%	13%		14%	13%	15%	17%	15%
Tax Preparation (2)	48%		54%	64%	(88)%	(157)%	48%		54%	68%	(139)%	(162)%	48%
Total	22%		33%	27%	11%	9%	23%		35%	33%	9%	9%	25%
Unallocated corporate operating expenses (3)	$14,235		$4,376	$4,662	$4,433	$4,279	$17,750		$4,699	$4,460	$4,907	$4,933	$18,999
Adjusted EBITDA	$75,775		$48,416	$25,845	$4,513	$3,457	$82,231		$53,780	$35,260	$2,339	$2,815	$94,194
Other unallocated operating expenses: (3)
Stock-based compensation (4)	$13,591		$2,889	$3,289	$3,379	$4,034	$13,591		$4,229	$3,023	$3,364	$3,512	$14,128
Acquisition-related costs	—		—	—	—	—	—		—	391	—	—	391
Depreciation	3,972		1,144	1,133	1,168	1,168	4,613		1,122	1,127	1,137	1,159	4,545
Amortization of acquired intangible assets (4)	40,740		10,185	10,185	10,243	10,238	40,851		8,983	8,365	8,346	8,449	34,143
Restructuring	—		—	—	—	—	—		—	—	—	3,870	3,870
Operating income (loss)	$17,472		$34,198	$11,238	$(10,277)	$(11,983)	$23,176		$39,446	$22,354	$(10,508)	$(14,175)	$37,117
Unallocated other income/loss: (3)
Interest income	$(355)		$(122)	$(138)	$(170)	$(179)	$(609)		$(25)	$(11)	$(18)	$(27)	$(81)
Interest expense (5)	37,034		9,224	9,220	9,298	9,317	37,059		9,191	8,381	7,824	7,028	32,424
Amortization of debt issuance costs (5)	1,753		454	467	482	491	1,894		610	417	413	400	1,840
Accretion of debt discounts (5)	4,525		1,178	1,207	1,235	1,260	4,880		1,406	1,094	1,099	1,091	4,690
(Gain) loss on debt extinguishment and modification expense (6)	—		—	—	—	—	—		(3,843)	997	2,205	1,677	1,036
Other (income) loss, net	(285)		(487)	(308)	(214)	(281)	(1,290)		175	38	(70)	(271)	(128)
Total	$42,672		$10,247	$10,448	$10,631	$10,608	$41,934		$7,514	$10,916	$11,453	$9,898	$39,781
Income (loss) from continuing operations before income taxes	$(25,200)		$23,951	$790	$(20,908)	$(22,591)	$(18,758)		$31,932	$11,438	$(21,961)	$(24,073)	$(2,664)
Income tax (benefit) expense: (3) (7)
Cash	$2,200		$550	$550	$550	$550	$2,200		$1,064	$600	$775	$78	$2,517
Non-cash (8)	(11,902)		8,671	(245)	(8,600)	(9,248)	(9,422)		10,579	5,193	(9,312)	(10,262)	(3,802)
Total	$(9,702)		$9,221	$305	$(8,050)	$(8,698)	$(7,222)		$11,643	$5,793	$(8,537)	$(10,184)	$(1,285)
GAAP income (loss) from continuing operations (9)	$(15,498)		$14,730	$485	$(12,858)	$(13,893)	$(11,536)		$20,289	$5,645	$(13,424)	$(13,889)	$(1,379)
GAAP income (loss) from continuing operations per share - diluted	$(0.37)		$0.35	$0.01	$(0.31)	$(0.34)	$(0.28)		$0.48	$0.13	$(0.33)	$(0.34)	$(0.05)

GAAP discontinued operations, net of income taxes (10)	$(30,003)		$3,685	$1,840	$1,597	$(34,470)	$(27,348)		$2,522	$(19,975)	$(40,528)	$(5,140)	$(63,121)
GAAP impact of noncontrolling interests (9)	—		—	—	—	—	—		(144)	(115)	(167)	(232)	(658)
GAAP net income (loss) attributable to Blucora, Inc.	$(45,501)		$18,415	$2,325	$(11,261)	$(48,363)	$(38,884)		$22,667	$(14,445)	$(54,119)	$(19,261)	$(65,158)

Non-GAAP net income (loss)	$30,125		$37,315	$14,572	$(6,961)	$(7,976)	$36,950		$39,286	$23,424	$(10,142)	$(7,472)	$45,096
Non-GAAP net income (loss) per share - diluted	$0.70	(11)	$0.89	$0.35	$(0.17)	$(0.19)	$0.88	(12)	$0.94	$0.55	$(0.24)	$(0.18)	$1.06	(13)

Outstanding Shares	40,882		40,851	40,944	40,951	40,954	40,954		41,245	41,495	41,711	41,845	41,845
Basic Shares - GAAP	41,396		40,987	40,918	40,950	40,979	40,959		41,171	41,405	41,635	41,766	41,494
Diluted Shares - GAAP	41,396		41,899	41,936	40,950	40,979	40,959		41,610	42,298	41,635	41,766	41,494
Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)	As a highly seasonal business, almost all of the Tax Preparation revenue is generated in the first four months of the calendar year.

(3)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, acquisition-related costs, depreciation, amortization of acquired intangible assets, restructuring, other income/loss, or income taxes to the reportable segments.  The general and administrative costs are included in "Unallocated corporate operating expenses." In addition, "Unallocated corporate operating expenses" for the pro forma quarterly and fiscal year 2015 results exclude transaction costs related to the HD Vest acquisition and CEO separation-related costs.

(4)	Includes stock-based compensation for Blucora share-based award grants to HD Vest employees and amortization of the definite-lived intangible assets identified in the HD Vest acquisition.

(5)
Excludes interest expense and amortization of debt-related costs associated with the TaxAct 2013 credit facility and HD Vest's previous debt facility, both of which were paid off at the acquisition date, and includes similar expenses associated with the TaxAct - HD Vest 2015 credit facility that was used to finance the HD Vest acquisition.

(6)
1Q16 gain on debt extinguishment and modification expense related to the repurchase of a portion of the Convertible Senior Notes below par value, offset by a loss on debt extinguishment and modification expense related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility, which resulted in the write-down of a portion of the unamortized discount and debt issuance costs. 2Q16, 3Q16 and 4Q16 loss on debt extinguishment and modification expense related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility during each of those quarters.

(7)
Pro forma excludes historical tax expense and includes tax expense using an effective tax rate of 38.5% with anticipated cash taxes of $2.2 million per year, given expected net operating loss utilization.

(8)
Amounts represent the non-cash portion of income taxes from continuing operations. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.

(9)
GAAP income (loss) from continuing operations excludes the impact of noncontrolling interests associated with the HD Vest management rollover equity ownership of 4.48%. The impact of noncontrolling interests is recorded separately and after GAAP income (loss) from continuing operations.

(10)
On October 14, 2015, Blucora announced plans to divest of the Search and Content and E-Commerce businesses. Accordingly, our financial condition, results of operations, and cash flows reflect the Search and Content and E-Commerce businesses as discontinued operations for all periods presented. On August 9, 2016, we closed on an agreement with OpenMail, under which OpenMail acquired substantially all of the assets and assumed certain specified liabilities of the Search and Content business for $45.2 million. On November 17, 2016, we closed on an agreement with YFC, under which YFC acquired the E-Commerce business for $40.5 million. As a result, we recognized a combined loss on sale of discontinued operations before income taxes of $73.8 million in FY 2016.

(11)	Calculation in FY 2014 used 42,946,000 diluted shares due to non-GAAP net income.

(12)	Calculation in FY 2015 used 41,861,000 diluted shares due to non-GAAP net income.

(13)	Calculation in FY 2016 used 42,686,000 diluted shares due to non-GAAP net income.

Blucora Reconciliation of Non-GAAP Financial Measures (1) (2)

(in thousands except per share amounts, rounding differences may exist)	2014	2015					2016
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
	pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported	as reported	as reported	as reported	as reported
Adjusted EBITDA
Operating income (loss) (3)	$17,472	$34,198	$11,238	$(10,277)	$(11,983)	$23,176	$39,446	$22,354	$(10,508)	$(14,175)	$37,117
Stock-based compensation	13,591	2,889	3,289	3,379	4,034	13,591	4,229	3,023	3,364	3,512	14,128
Depreciation and amortization of acquired intangible assets	44,712	11,329	11,318	11,411	11,406	45,464	10,105	9,492	9,483	9,608	38,688
Acquisition-related costs	—	—	—	—	—	—	—	391	—	—	391
Restructuring	—	—	—	—	—	—	—	—	—	3,870	3,870
Adjusted EBITDA (4)	$75,775	$48,416	$25,845	$4,513	$3,457	$82,231	$53,780	$35,260	$2,339	$2,815	$94,194
Non-GAAP Net Income (Loss)
Net income (loss) attributable to Blucora, Inc. (3)	$(45,501)	$18,415	$2,325	$(11,261)	$(48,363)	$(38,884)	$22,667	$(14,445)	$(54,119)	$(19,261)	$(65,158)
Discontinued operations, net of income taxes	30,003	(3,685)	(1,840)	(1,597)	34,470	27,348	(2,522)	19,975	40,528	5,140	63,121
Stock-based compensation	13,591	2,889	3,289	3,379	4,034	13,591	4,229	3,023	3,364	3,512	14,128
Amortization of acquired intangible assets	40,740	10,185	10,185	10,243	10,238	40,851	8,983	8,365	8,346	8,449	34,143
Accretion of debt discount on Convertible Senior Notes	3,594	940	958	975	993	3,866	963	885	901	917	3,666
Accelerated accretion of debt discount on Convertible Senior Notes	—	—	—	—	—	—	1,628	—	—	—	1,628
Gain on Convertible Senior Notes repurchased	—	—	—	—	—	—	(7,724)	—	—	—	(7,724)
Acquisition-related costs	—	—	—	—	—	—	—	391	—	—	391
Restructuring	—	—	—	—	—	—	—	—	—	3,870	3,870
Impact of noncontrolling interests	—	—	—	—	—	—	144	115	167	232	658
Cash tax impact of adjustments to GAAP net income	(400)	(100)	(100)	(100)	(100)	(400)	339	(78)	(17)	(69)	175
Non-cash income tax (benefit) expense	(11,902)	8,671	(245)	(8,600)	(9,248)	(9,422)	10,579	5,193	(9,312)	(10,262)	(3,802)
Non-GAAP net income (loss) (4)	$30,125	$37,315	$14,572	$(6,961)	$(7,976)	$36,950	$39,286	$23,424	$(10,142)	$(7,472)	$45,096

Non-GAAP net income (loss) per share	$0.70	$0.89	$0.35	$(0.17)	$(0.19)	$0.88	$0.94	$0.55	$(0.24)	$(0.18)	$1.06
Diluted shares	42,946	41,899	41,936	40,950	40,979	41,861	41,610	42,298	41,635	41,766	42,686

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)
For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures in exhibit 99.1 to the February 16, 2017 Current Report on Form 8-K.

(3)	As presented in the Blucora Consolidated Financial Results (unaudited) on page 2.

(4)
We define Adjusted EBITDA and Non-GAAP Net Income (Loss) differently than we have defined it in the past due to restructuring costs related to the upcoming move of our corporate headquarters which was announced in 4Q16, the impact of noncontrolling interests from the HD Vest acquisition that we began recognizing in 1Q16, the discontinued operations treatment of our Search and Content and E-Commerce businesses as determined in 4Q15, separation-related costs in connection with the departure of our former chief executive officer which was announced in 4Q15, and acquisition-related costs in connection with the HD Vest and SimpleTax acquisitions that we would not have otherwise incurred as part of our business operations. Acquisition-related costs include professional services fees and other direct transaction costs and changes in the fair value of contingent consideration liabilities related to acquired companies. The HD Vest acquisition closed in 4Q15 and resulted in significant transaction costs. The SimpleTax acquisition included contingent consideration, for which the fair value of that liability was revalued in 2Q16. Effective with 1Q16, we also define Non-GAAP Net Income (Loss) to exclude the gain on Convertible Senior Notes repurchased, which we repurchased below par value, and the related accelerated accretion of debt discount in 1Q16.

Blucora Net Leverage Ratio

	2015		2016
(in thousands except ratio, rounding differences may exist)	FY 12/31		1Q		2Q		3Q		4Q		FY 12/31
CASH:
Cash and cash equivalents	$55,473		$67,955		$74,273		$71,165		$51,713		$51,713
Available-for-sale investments	11,301		11,642		7,821		4,492		7,101		7,101
	$66,774		$79,597		$82,094		$75,657		$58,814		$58,814
DEBT:
TaxAct - HD Vest 2015 credit facility	$400,000		$360,000		$340,000		$295,000		$260,000		$260,000
Convertible Senior Notes	201,250		172,859		172,859		172,859		172,859		172,859
Note payable, related party	6,400		6,400		6,400		6,400		3,200		3,200
	$607,650		$539,259		$519,259		$474,259		$436,059		$436,059

NET DEBT FROM CONTINUING OPERATIONS	$(540,876)		$(459,662)		$(437,165)		$(398,602)		$(377,245)		$(377,245)

OTHER:
Add: Escrow receivable (1)	$20,000		$—		$—		$—		$—		$—

TOTAL NET DEBT FROM CONTINUING OPERATIONS	$(520,876)		$(459,662)		$(437,165)		$(398,602)		$(377,245)		$(377,245)

Last twelve months (pro forma): (2)
SEGMENT INCOME:
Wealth Management	$42,997		$45,256		$44,563		$44,703		$46,296		$46,296
Tax Preparation	56,984		60,412		70,318		68,478		66,897		66,897
	99,981		105,668		114,881		113,181		113,193		113,193
Unallocated corporate operating expenses	(17,750)		(18,073)		(17,871)		(18,345)		(18,999)		(18,999)

ADJUSTED EBITDA	$82,231		$87,595		$97,010		$94,836		$94,194		$94,194

LEVERAGE RATIO	6.3	x	5.2	x	4.5	x	4.2	x	4.0	x	4.0	x

(1)
Amount represents consideration funded to escrow that is contingent upon HD Vest's 2015 earnings performance. The contingent consideration was not achieved; therefore, the amount was returned to the Company from escrow in 1Q16.

(2)
The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

Blucora Reconciliation of Operating Free Cash Flow from Continuing Operations (1)

	2015	2016
(in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Net cash provided by operating activities from continuing operations	$16,341	$51,727	$13,761	$4,607	$1,120	$71,215
Excess tax benefits from stock-based award activity (2)	7,967	16,865	10,065	(5,561)	(5,412)	15,957
Purchases of property and equipment	(1,512)	(677)	(851)	(1,120)	(1,164)	(3,812)
Operating free cash flow from continuing operations	$22,796	$67,915	$22,975	$(2,074)	$(5,456)	$83,360

(1)
We define operating free cash flow from continuing operations as net cash provided by operating activities from continuing operations plus the excess tax benefits from stock-based award activity and less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchase of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the business, stock repurchases, and funding ongoing operations.

(2)	The significant majority of excess tax benefits from stock-based award activity represents the utilization of equity net operating loss carryforwards from prior years.

Blucora Operating Metrics - Wealth Management

	2014	2015					2016
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
	pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported	as reported	as reported	as reported	as reported
Segment revenue	$304,854	$76,795	$80,834	$79,977	$82,133	$319,739	$77,291	$76,117	$80,088	$83,050	$316,546
Segment net revenue (1)	$96,735	$23,798	$25,587	$24,752	$25,612	$99,749	$25,022	$25,094	$25,167	$27,267	$102,550
Segment income (2)	$40,314	$8,647	$10,617	$11,488	$12,245	$42,997	$10,906	$9,924	$11,628	$13,838	$46,296
Segment income % of revenue	13%	11%	13%	14%	15%	13%	14%	13%	15%	17%	15%
Segment income % of net revenue	42%	36%	41%	46%	48%	43%	44%	40%	46%	51%	45%

(in thousands except %s, rounding differences may exist)			2014	2015					2016
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
			pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported	as reported	as reported	as reported	as reported
Advisor-driven	Commission	- Transactions - Asset levels	$152,344	$37,475	$39,143	$38,835	$41,490	$156,943	$36,856	$35,252	$38,962	$39,055	$150,125
	Advisory	- Advisory asset levels	120,185	31,734	32,799	33,327	31,573	129,433	31,532	31,522	32,705	33,658	129,417
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	18,659	4,590	5,016	4,580	4,685	18,871	5,818	5,395	5,476	5,964	22,653
	Transaction and fee	- Account activity - Number of clients - Number of advisors - Number of accounts	13,666	2,996	3,876	3,235	4,385	14,492	3,085	3,948	2,945	4,373	14,351
	Total revenue		$304,854	$76,795	$80,834	$79,977	$82,133	$319,739	$77,291	$76,117	$80,088	$83,050	$316,546
	Total recurring revenue (3)		$236,100	$60,540	$63,409	$62,373	$61,671	$247,993	$60,069	$61,160	$62,543	$65,538	$249,310
	Recurring revenue rate (3)		77.4%	78.8%	78.4%	78.0%	75.1%	77.6%	77.7%	80.3%	78.1%	78.9%	78.8%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	2014	2015					2016
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
	pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported	as reported	as reported	as reported	as reported
Total Assets Under Administration (“AUA”)	$37,132,757	$37,791,025	$37,839,908	$35,625,032	$36,573,766	$36,573,766	$36,505,384	$37,233,522	$38,482,620	$38,663,595	$38,663,595
Advisory Assets Under Management (“AUM”)	$9,552,876	$9,860,064	$9,899,542	$9,396,557	$9,692,244	$9,692,244	$9,592,025	$9,814,232	$10,204,448	$10,397,071	$10,397,071
% of total AUA	25.7%	26.1%	26.2%	26.4%	26.5%	26.5%	26.3%	26.4%	26.5%	26.9%	26.9%
Number of Advisors (in ones)	4,515	4,564	4,579	4,625	4,600	4,600	4,584	4,561	4,568	4,472	4,472

(1)	Amount represents segment revenue less advisor commission payout.

(2)	Excludes expenses associated with non-recurring projects.

(3)	Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.

Blucora Operating Metrics - Tax Preparation

(in thousands except %s, rounding differences may exist)	U.S. tax seasons ended			Years ended December 31,
Consumers	April 19, 2016	April 16, 2015	% change	2016	2015	% change
Online e-files	4,613	5,058	(9)%	4,759	5,235	(9)%
Desktop e-files	234	261	(10)%	244	273	(11)%
Sub-total e-files	4,847	5,319	(9)%	5,003	5,508	(9)%
Free File Alliance e-files (1)	158	172	(8)%	167	181	(8)%
Total e-files	5,005	5,491	(9)%	5,170	5,689	(9)%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	U.S. tax seasons ended			Years ended December 31,
Preparers	April 19, 2016	April 16, 2015	% change	2016	2015	% change
E-files	1,630	1,475	10%	1,755	1,590	10%
Units sold (in ones)	20,114	19,284	4%	20,290	19,355	5%
E-files per unit sold (in ones)	81.0	76.5	6%	86.5	82.2	5%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.